UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 4, 2005 (November 4, 2005)

R&G Financial Corporation
(Exact name of registrant as specified in its charter)
Puerto Rico
(State or other jurisdiction of incorporation)

001-31381 (Commission File Number)	66-0532217 (I.R.S. Employer Identification No.)
280 Jesús T. Piñero Ave.
Hato Rey, San Juan, Puerto Rico 00918
(Address of principal executive offices and zip code)
(787) 758-2424
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     The announcement described in Item 7.01 below includes information regarding the results of operations and financial condition of R&G Financial Corporation (the “Company”) for the nine months ended September 30, 2005.
ITEM 7.01 REGULATION FD DISCLOSURE
     On November 4, 2005, the Company announced by press release information on the Company’s quarterly cash dividend for the quarter ended September 30, 2005, certain unaudited and preliminary operational data for the nine months ended September 30, 2005 and an updated assessment on the aggregate reduction to stockholders’ equity that will likely be required in connection with the restatement.
     The information furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Not Applicable.

(d)	Exhibits.

99.1 Press Release issued on November 4, 2005 by R&G Financial Corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R&G FINANCIAL CORPORATION
Date: November 4, 2005	By:	/s/ Vicente Gregorio
Vicente Gregorio
Chief Financial Officer